CrowdStrike Reports Second Quarter Fiscal Year 2025 Financial Results

•Ending ARR grows 32% year-over-year to reach $3.86 billion, adding $218 million in net new ARR
•Grows GAAP net income more than 5x year-over-year and record non-GAAP net income grows 45% year-over-year
•Delivers record Q2 operating cash flow of $327 million and record Q2 free cash flow of $272 million

AUSTIN, Texas, August 28, 2024 -- CrowdStrike Holdings, Inc. (Nasdaq: CRWD), today announced financial results for the second quarter fiscal year 2025, ended July 31, 2024.

“Working with customers to recover from the July 19th incident, we emerge as an even more resilient and even more customer-obsessed CrowdStrike, continuing to aggressively invest in innovation. Our second quarter demonstrates the resilience of our business and platform – with LogScale Next-Gen SIEM, Identity Protection, and Cloud Security eclipsing $1 billion in combined ending ARR,” said George Kurtz, CrowdStrike’s chief executive officer and co-founder. “In response to rising point product complexity and an elevated threat environment, organizations are increasingly focused on consolidating their cybersecurity vendors into a streamlined platform that delivers better security outcomes, which is CrowdStrike Falcon. Our vision and mission of stopping breaches remains unchanged.”

Commenting on the company’s financial results, Burt Podbere, CrowdStrike’s chief financial officer, added, “For the second quarter we delivered strong growth in revenue, operating profit and net income demonstrating our focused execution. Our market opportunity remains unchanged, and we believe our continued commitment to customers and innovation will drive even more Falcon platform adoption, protecting our customers from rapidly evolving cyber threats and enabling us to achieve our long-term targets.”

Second Quarter Fiscal 2025 Financial Highlights

•Revenue: Total revenue was $963.9 million, a 32% increase, compared to $731.6 million in the second quarter of fiscal 2024. Subscription revenue was $918.3 million, a 33% increase, compared to $690.0 million in the second quarter of fiscal 2024.

•Annual Recurring Revenue (ARR) grew 32% year-over-year to $3.86 billion as of July 31, 2024, of which $217.6 million was net new ARR added in the quarter.

•Subscription Gross Margin: GAAP subscription gross margin was 78% in the second quarter of fiscal 2025 and fiscal 2024. Non-GAAP subscription gross margin was 81%, compared to 80% in the second quarter of fiscal 2024.

•Income/Loss from Operations: GAAP income from operations was $13.7 million, compared to a loss of $15.4 million in the second quarter of fiscal 2024. Non-GAAP income from operations was $226.8 million, compared to $155.7 million in the second quarter of fiscal 2024.

•Net Income Attributable to CrowdStrike: GAAP net income attributable to CrowdStrike was $47.0 million, compared to $8.5 million in the second quarter of fiscal 2024. GAAP net income per share attributable to CrowdStrike, diluted, was $0.19, compared to $0.03 in the second quarter of fiscal 2024. Non-GAAP net income attributable to CrowdStrike was $260.8 million, compared to $180.0 million in the second quarter of fiscal 2024. Non-GAAP net income attributable to CrowdStrike per share, diluted, was $1.04, compared to $0.74 in the second quarter of fiscal 2024.

•Cash Flow: Net cash generated from operations was $326.6 million, compared to $244.8 million in the second quarter of fiscal 2024. Free cash flow was $272.2 million, compared to $188.7 million in the second quarter of fiscal 2024.

•Cash and Cash Equivalents was $4.04 billion as of July 31, 2024.

Recent Highlights

•CrowdStrike’s module adoption rates were 65%, 45% and 29% for five or more, six or more and seven or more modules, respectively, as of July 31, 20241.

•Exceeded $1 billion in total sales over the lifetime of its partnership with CDW Corporation, and achieved CDW’s Diamond Level Partner Status.

•Set a new speed benchmark for cybersecurity threat detection, identifying and alerting on a sophisticated eCrime adversary attack in just four minutes during the closed-book MITRE Engenuity's ATT&CK Evaluations: Managed Services-Round 2.

•Named a Leader in The Forrester Wave: Cybersecurity Incident Response Services, Q2 2024 report2.

•Announced a strategic partnership with Hewlett Packard Enterprise to secure end-to-end AI innovation, including large language models, accelerated by NVIDIA.

•Partnered with technology distributors Ingram Micro, M3Corp and Tecnología Especializada Asociada de México to accelerate adoption of the AI-native CrowdStrike Falcon platform across Latin America.

•Won five awards in the SC Awards Europe 2024, the most of any vendor in this year’s competition; Won for Best Cloud Security Solution, Best Endpoint Solution, Best AI Solution, Best Threat Intelligence Technology and Best Incident Response Solution.

Financial Outlook

CrowdStrike is providing the following guidance for the fiscal third quarter of fiscal 2025 (ending October 31, 2024) and full fiscal year 2025 (ending January 31, 2025). CrowdStrike’s revenue guidance for the fiscal year 2025 includes an estimated $30 million subscription revenue impact in each of the remaining fiscal quarters, as a result of incentives related to our customer commitment package. In addition, fiscal year 2025 revenue guidance includes an estimated impact in the high-single digit millions to professional services revenue in the second half of fiscal year 2025, as a result of incentives related to our customer commitment package.

Guidance for non-GAAP financial measures excludes stock-based compensation expense, amortization expense of acquired intangible assets (including purchased patents), amortization of debt issuance costs and discount, mark-to-market adjustments on deferred compensation liabilities, legal reserve and settlement charges or benefits, Channel File 291 Incident related costs, acquisition-related provision (benefit) for income taxes, losses (gains) and other income from strategic investments, acquisition-related expenses (credits), net, and losses (gains) from deferred compensation assets. The company has not provided the most directly comparable GAAP measures because certain items are out of the company's control or cannot be reasonably predicted. Accordingly, a reconciliation for non-GAAP income from operations, non-GAAP net income attributable to CrowdStrike, and non-GAAP net income per share attributable to CrowdStrike common stockholders is not available without unreasonable effort.

	Q3 FY25 Guidance	Full Year FY25 Guidance
Total revenue	$979.2 - $984.7 million	$3,890.0 - $3,902.2 million
Non-GAAP income from operations	$166.7 - $170.8 million	$774.7 - $783.9 million
Non-GAAP net income attributable to CrowdStrike	$201.2 - $205.2 million	$908.8 - $918.0 million
Non-GAAP net income per share attributable to CrowdStrike common stockholders, diluted	$0.80 - $0.81	$3.61 - $3.65
Weighted average shares used in computing non-GAAP net income per share attributable to common stockholders, diluted	252 million	252 million
These statements are forward-looking and actual results may differ materially as a result of many factors. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause the company's actual results to differ materially from these forward-looking statements.
Conference Call Information
CrowdStrike will host a conference call for analysts and investors to discuss its earnings results for the second quarter of fiscal 2025 and outlook for its fiscal third quarter and fiscal year 2025 today at 2:00 p.m. Pacific time (5:00 p.m. Eastern time). A recorded webcast of the event will also be available for one year on the CrowdStrike Investor Relations website ir.crowdstrike.com.

Date:	August 28, 2024
Time:	2:00 p.m. Pacific time / 5:00 p.m. Eastern time
Webcast link:	crowdstrike-fiscal-second-quarter-2025-results-conference-call.open-exchange.net/registration
Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, including statements regarding CrowdStrike’s future growth, and future financial and operating performance, including CrowdStrike’s financial outlook for the third quarter fiscal 2025, fiscal year 2025, and beyond. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including: risks associated with the Channel File 291 Incident, which occurred on July 19, 2024; risks associated with managing CrowdStrike’s rapid growth; CrowdStrike’s ability to identify and effectively implement necessary changes to address execution challenges; risks associated with new products and subscription and support offerings, including the risk of defects, errors, or vulnerabilities; CrowdStrike's ability to respond to an intensely competitive market; length and unpredictability of sales cycles; CrowdStrike’s ability to attract new and retain existing customers; CrowdStrike’s ability to successfully integrate acquisitions; the failure to timely develop and achieve market acceptance of new products and subscriptions as well as existing products and subscriptions and support; CrowdStrike’s ability to collaborate and integrate its products with offerings from other parties to deliver benefits to customers; industry trends; rapidly evolving technological developments in the market for security products and subscription and support offerings; and general market, political, economic, and business conditions, including those related to a deterioration in macroeconomic conditions, inflation, geopolitical uncertainty and conflicts, public health crises and volatility in the banking and financial services sector.

Additional risks and uncertainties that could affect CrowdStrike’s financial results are included in the filings CrowdStrike makes with the Securities and Exchange Commission (“SEC”) from time to time, particularly under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, including CrowdStrike’s most recently filed Annual Report on Form 10-K, most recently filed Quarterly Report on Form 10-Q and subsequent filings.

You should not rely on these forward-looking statements, as actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of such risks and uncertainties. All forward-looking statements in this press release are based on information available to CrowdStrike as of the date hereof, and CrowdStrike does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.
Use of Non-GAAP Financial Information
CrowdStrike believes that the presentation of non-GAAP financial information provides important supplemental information to management and investors regarding financial and business trends relating to CrowdStrike’s financial condition and results of operations. For further information regarding these non-GAAP measures, including the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, please refer to the financial tables below, as well as the “Explanation of Non-GAAP Financial Measures” section of this press release.

Channels for Disclosure of Information

CrowdStrike intends to announce material information to the public through the CrowdStrike Investor Relations website ir.crowdstrike.com, SEC filings, press releases, public conference calls, and public webcasts. CrowdStrike uses these channels, as well as social media and its blog, to communicate with its investors, customers, and the public about the company, its offerings, and other issues. It is possible that the information CrowdStrike posts on social media and its blog could be deemed to be material information. As such, CrowdStrike encourages investors, the media, and others to follow the channels listed above, including the social media channels listed on CrowdStrike’s investor relations website, and to review the information disclosed through such channels. Any updates to the list of disclosure channels through which CrowdStrike will announce information will be posted on the investor relations page on CrowdStrike’s website.

Definition of Module Adoption Rates

1.Module adoption rates are calculated by taking the total number of customers with five or more, six or more, and seven or more modules, respectively, divided by the total number of subscription customers (excluding Falcon Go customers). Falcon Go customers are defined as customers who have subscribed with the Falcon Go bundle, a package designed for organizations with 100 endpoints or less.

Reports Referenced

2.The Forrester Wave™: Cybersecurity Incident Response Services, Q2 2024

About CrowdStrike Holdings
CrowdStrike (Nasdaq: CRWD), a global cybersecurity leader, has redefined modern security with the world’s most advanced cloud-native platform for protecting critical areas of enterprise risk – endpoints and cloud workloads, identity and data.

Powered by the CrowdStrike Security Cloud and world-class AI, the CrowdStrike Falcon® platform leverages real-time indicators of attack, threat intelligence, evolving adversary tradecraft and enriched telemetry from across the enterprise to deliver hyper-accurate detections, automated protection and remediation, elite threat hunting and prioritized observability of vulnerabilities.

Purpose-built in the cloud with a single lightweight-agent architecture, the Falcon platform delivers rapid and scalable deployment, superior protection and performance, reduced complexity and immediate time-to-value.

CrowdStrike: We stop breaches.
For more information, please visit: ir.crowdstrike.com
CrowdStrike, the CrowdStrike logo, and other CrowdStrike marks are trademarks and/or registered trademarks of CrowdStrike, Inc., or its affiliates or licensors. Other words, symbols, and company product names may be trademarks of the respective companies with which they are associated.
Investor Relations Contact
CrowdStrike Holdings, Inc.
Maria Riley, Vice President of Investor Relations
investors@crowdstrike.com
669-721-0742
Press Contact
CrowdStrike Holdings, Inc.
Jake Schuster, Senior Director, Public Relations & Media Strategy
press@crowdstrike.com
###

CROWDSTRIKE HOLDINGS, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended July 31,		Six Months Ended July 31,
	2024	2023	2024	2023
Revenue
Subscription	$918,257	$689,972	$1,790,429	$1,341,147
Professional services	45,615	41,654	94,479	83,059
Total revenue	963,872	731,626	1,884,908	1,424,206
Cost of revenue
Subscription (1)(2)	199,910	153,306	389,567	295,406
Professional services (1)	37,491	29,611	72,837	56,741
Total cost of revenue	237,401	182,917	462,404	352,147

Gross profit	726,471	548,709	1,422,504	1,072,059

Operating expenses
Sales and marketing (1)(2)(4)(6)	355,471	282,916	705,585	564,023
Research and development (1)(3)(4)(6)	250,908	179,362	486,157	358,427
General and administrative (1)(2)(3)(4)(5)(6)	106,434	101,804	210,168	184,438
Total operating expenses	712,813	564,082	1,401,910	1,106,888

Income (loss) from operations	13,658	(15,373)	20,594	(34,829)
Interest expense(7)	(6,549)	(6,444)	(13,060)	(12,831)
Interest income	51,526	36,638	97,376	67,159
Other income (expense), net(8)(9)	(1,031)	(1,734)	6,625	(1,504)
Income before provision for income taxes	57,604	13,087	111,535	17,995
Provision for income taxes	10,914	4,611	18,581	9,020
Net income	46,690	8,476	92,954	8,975
Net income (loss) attributable to non-controlling interest	(323)	4	3,121	12
Net income attributable to CrowdStrike	$47,013	$8,472	$89,833	$8,963
Net income per share attributable to CrowdStrike common stockholders:
Basic	$0.19	$0.04	$0.37	$0.04
Diluted	$0.19	$0.03	$0.36	$0.04
Weighted-average shares used in computing net income per share attributable to CrowdStrike common stockholders:
Basic	244,091	237,911	243,249	237,174
Diluted	251,265	242,144	250,724	241,383
____________________________

(1)Includes stock-based compensation expense as follows (in thousands):

	Three Months Ended July 31,		Six Months Ended July 31,
	2024	2023	2024	2023
Subscription cost of revenue	$16,732	$10,132	$30,648	$19,098
Professional services cost of revenue	7,344	5,745	13,617	10,375
Sales and marketing	57,405	51,442	109,663	87,181
Research and development	75,851	46,985	142,593	91,366
General and administrative	43,545	50,473	87,481	87,613
Total stock-based compensation expense	$200,877	$164,777	$384,002	$295,633
(2)Includes amortization of acquired intangible assets, including purchased patents, as follows (in thousands):

	Three Months Ended July 31,		Six Months Ended July 31,
	2024	2023	2024	2023
Subscription cost of revenue	$5,389	$3,581	$10,434	$7,161
Sales and marketing	602	446	1,205	977
General and administrative	346	75	693	138
Total amortization of acquired intangible assets	$6,337	$4,102	$12,332	$8,276
(3)Includes acquisition-related expenses (credit), net as follows (in thousands):

	Three Months Ended July 31,		Six Months Ended July 31,
	2024	2023	2024	2023
Research and development	$—	$—	$477	$371
General and administrative	535	(3)	2,682	(73)
Total acquisition-related expenses (credits), net	$535	$(3)	$3,159	$298
(4)Includes mark-to-market adjustments on deferred compensation liabilities as follows (in thousands):

	Three Months Ended July 31,		Six Months Ended July 31,
	2024	2023	2024	2023
Sales and marketing	$108	$32	$143	$35
Research and development	134	13	146	14
General and administrative	8	7	21	7
Total mark-to-market adjustments on deferred compensation liabilities	$250	$52	$310	$56
(5)Includes legal reserve and settlement charges as follows (in thousands):

	Three Months Ended July 31,		Six Months Ended July 31,
	2024	2023	2024	2023
General and administrative	$—	$2,097	$—	$2,097
Total legal reserve and settlement charges	$—	$2,097	$—	$2,097

(6)Includes Channel File 291 Incident related costs such as legal fees, remediation costs, and sensor testing costs, among others, as follows (in thousands):

	Three Months Ended July 31,		Six Months Ended July 31,
	2024	2023	2024	2023
Sales and marketing	$3,093	$—	$3,093	$—
Research and development	1,001	—	1,001	—
General and administrative	1,038	—	1,038	—
Total Channel File 291 Incident related costs	$5,132	$—	$5,132	$—
(7)Includes amortization of debt issuance costs and discount as follows (in thousands):

	Three Months Ended July 31,		Six Months Ended July 31,
	2024	2023	2024	2023
Interest expense	$547	$547	$1,093	$1,093
Total amortization of debt issuance costs and discount	$547	$547	$1,093	$1,093
(8)Includes gains (losses) and other income from strategic investments as follows (in thousands):

	Three Months Ended July 31,		Six Months Ended July 31,
	2024	2023	2024	2023
Other income (expense), net	$(646)	$8	$6,242	$24
Total gains (losses) and other income from strategic investments	$(646)	$8	$6,242	$24
(9)Includes gains on deferred compensation assets as follows (in thousands):

	Three Months Ended July 31,		Six Months Ended July 31,
	2024	2023	2024	2023
Other income, net	$250	$52	$310	$56
Total gains on deferred compensation assets	$250	$52	$310	$56

CROWDSTRIKE HOLDINGS, INC.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	July 31, 2024	January 31, 2024
Assets
Current assets:
Cash and cash equivalents	$4,038,536	$3,375,069
Short-term investments	—	99,591
Accounts receivable, net of allowance for credit losses	661,045	853,105
Deferred contract acquisition costs, current	251,246	246,370
Prepaid expenses and other current assets	230,821	183,172
Total current assets	5,181,648	4,757,307
Strategic investments	58,246	56,244
Property and equipment, net	648,474	620,172
Operating lease right-of-use assets	45,897	48,211
Deferred contract acquisition costs, noncurrent	341,539	335,933
Goodwill	721,996	638,041
Intangible assets, net	115,686	114,518
Other long-term assets	88,988	76,094
Total assets	$7,202,474	$6,646,520
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$21,067	$28,180
Accrued expenses	101,300	125,896
Accrued payroll and benefits	205,429	234,624
Operating lease liabilities, current	17,031	14,150
Deferred revenue	2,348,464	2,270,757
Other current liabilities	35,028	23,672
Total current liabilities	2,728,319	2,697,279
Long-term debt	743,238	742,494
Deferred revenue, noncurrent	744,733	783,342
Operating lease liabilities, noncurrent	31,704	36,230
Other liabilities, noncurrent	63,890	50,086
Total liabilities	4,311,884	4,309,431
Commitments and contingencies
Stockholders’ Equity
Common stock, Class A and Class B	123	121
Additional paid-in capital	3,824,897	3,364,328
Accumulated deficit	(969,003)	(1,058,836)
Accumulated other comprehensive loss	(3,102)	(1,663)
Total CrowdStrike Holdings, Inc. stockholders’ equity	2,852,915	2,303,950
Non-controlling interest	37,675	33,139
Total stockholders’ equity	2,890,590	2,337,089
Total liabilities and stockholders’ equity	$7,202,474	$6,646,520

CROWDSTRIKE HOLDINGS, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Six Months Ended July 31,
	2024	2023
Operating activities
Net income	$92,954	$8,975
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	88,936	56,184
Amortization of intangible assets	12,332	8,276
Amortization of deferred contract acquisition costs	147,851	112,877
Non-cash operating lease cost	7,167	6,331
Stock-based compensation expense	384,002	295,633
Deferred income taxes	(1,929)	(352)
Realized gains on strategic investments	(6,227)	—
Non-cash interest expense	1,785	1,531
Accretion of short-term investments purchased at a discount	2,285	—
Changes in operating assets and liabilities, net of impact of acquisitions
Accounts receivable, net	192,060	86,718
Deferred contract acquisition costs	(158,333)	(122,007)
Prepaid expenses and other assets	(63,224)	(26,338)
Accounts payable	(72)	(2,982)
Accrued expenses and other liabilities	7,968	4,935
Accrued payroll and benefits	(29,432)	(30,161)
Operating lease liabilities	(7,113)	(6,475)
Deferred revenue	38,859	152,528
Net cash provided by operating activities	709,869	545,673
Investing activities
Purchases of property and equipment	(88,937)	(102,681)
Capitalized internal-use software and website development costs	(24,995)	(25,975)
Purchases of strategic investments	(2,702)	(12,177)
Proceeds from sales of strategic investments	10,895	—
Business acquisitions, net of cash acquired	(96,381)	—
Purchases of intangible assets	—	(500)
Proceeds from maturities and sales of short-term investments	97,300	250,000
Purchases of deferred compensation investments	(1,209)	(876)
Proceeds from sales of deferred compensation investments	41	—
Net cash (used in) provided by investing activities	(105,988)	107,791
Financing activities
Proceeds from issuance of common stock upon exercise of stock options	2,464	4,125
Proceeds from issuance of common stock under the employee stock purchase plan	56,099	45,432
Distributions to non-controlling interest holders	(4,085)	—
Capital contributions from non-controlling interest holders	5,500	8,088
Net cash provided by financing activities	59,978	57,645

Effect of foreign exchange rates on cash, cash equivalents and restricted cash	(1,040)	1,083

Net increase in cash, cash equivalents and restricted cash	662,819	712,192

Cash, cash equivalents and restricted cash, at beginning of period	3,377,597	2,456,924
Cash, cash equivalents and restricted cash, at end of period	$4,040,416	$3,169,116

CROWDSTRIKE HOLDINGS, INC.
GAAP to Non-GAAP Reconciliations
(in thousands, except percentages)
(unaudited)

	Three Months Ended July 31,		Six Months Ended July 31,
	2024	2023	2024	2023
GAAP subscription revenue	$918,257	$689,972	$1,790,429	$1,341,147
GAAP professional services revenue	45,615	41,654	94,479	83,059
GAAP total revenue	$963,872	$731,626	$1,884,908	$1,424,206

GAAP subscription gross profit	$718,347	$536,666	$1,400,862	$1,045,741
Stock based compensation expense	16,732	10,132	30,648	19,098
Amortization of acquired intangible assets	5,389	3,581	10,434	7,161
Non-GAAP subscription gross profit	$740,468	$550,379	$1,441,944	$1,072,000

GAAP subscription gross margin	78%	78%	78%	78%
Non-GAAP subscription gross margin	81%	80%	81%	80%

GAAP professional services gross profit	$8,124	$12,043	$21,642	$26,318
Stock based compensation expense	7,344	5,745	13,617	10,375
Non-GAAP professional services gross profit	$15,468	$17,788	$35,259	$36,693

GAAP professional services gross margin	18%	29%	23%	32%
Non-GAAP professional services gross margin	34%	43%	37%	44%

Total GAAP gross margin	75%	75%	75%	75%
Total Non-GAAP gross margin	78%	78%	78%	78%

GAAP sales and marketing operating expenses	$355,471	$282,916	$705,585	$564,023
Stock based compensation expense	(57,405)	(51,442)	(109,663)	(87,181)
Amortization of acquired intangible assets	(602)	(446)	(1,205)	(977)
Mark-to-market adjustments on deferred compensation liabilities	(108)	(32)	(143)	(35)
Channel File 291 Incident related costs	(3,093)	—	(3,093)	—
Non-GAAP sales and marketing operating expenses	$294,263	$230,996	$591,481	$475,830

GAAP sales and marketing operating expenses as a percentage of revenue	37%	39%	37%	40%
Non-GAAP sales and marketing operating expenses as a percentage of revenue	31%	32%	31%	33%

CROWDSTRIKE HOLDINGS, INC.
GAAP to Non-GAAP Reconciliations (continued)
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended July 31,		Six Months Ended July 31,
	2024	2023	2024	2023
GAAP research and development operating expenses	$250,908	$179,362	$486,157	$358,427
Stock based compensation expense	(75,851)	(46,985)	(142,593)	(91,366)
Acquisition-related expenses, net	—	—	(477)	(371)
Mark-to-market adjustments on deferred compensation liabilities	(134)	(13)	(146)	(14)
Channel File 291 Incident related costs	(1,001)	—	(1,001)	—
Non-GAAP research and development operating expenses	$173,922	$132,364	$341,940	$266,676

GAAP research and development operating expenses as a percentage of revenue	26%	25%	26%	25%
Non-GAAP research and development operating expenses as a percentage of revenue	18%	18%	18%	19%

GAAP general and administrative operating expenses	$106,434	$101,804	$210,168	$184,438
Stock based compensation expense	(43,545)	(50,473)	(87,481)	(87,613)
Acquisition-related credits (expenses), net	(535)	3	(2,682)	73
Amortization of acquired intangible assets	(346)	(75)	(693)	(138)
Mark-to-market adjustments on deferred compensation liabilities	(8)	(7)	(21)	(7)
Legal reserve and settlement charges	—	(2,097)	—	(2,097)
Channel File 291 Incident related costs	(1,038)	—	(1,038)	—
Non-GAAP general and administrative operating expenses	$60,962	$49,155	$118,253	$94,656

GAAP general and administrative operating expenses as a percentage of revenue	11%	14%	11%	13%
Non-GAAP general and administrative operating expenses as a percentage of revenue	6%	7%	6%	7%

GAAP income (loss) from operations	$13,658	$(15,373)	$20,594	$(34,829)
Stock based compensation expense	200,877	164,777	384,002	295,633
Amortization of acquired intangible assets	6,337	4,102	12,332	8,276
Acquisition-related expenses (credits), net	535	(3)	3,159	298
Mark-to-market adjustments on deferred compensation liabilities	250	52	310	56
Legal reserve and settlement charges	—	2,097	—	2,097
Channel File 291 Incident related costs	5,132	—	5,132	—
Non-GAAP income from operations	$226,789	$155,652	$425,529	$271,531

GAAP operating margin	1%	(2)%	1%	(2)%
Non-GAAP operating margin	24%	21%	23%	19%

CROWDSTRIKE HOLDINGS, INC.
GAAP to Non-GAAP Reconciliations (continued)
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended July 31,		Six Months Ended July 31,
	2024	2023	2024	2023
GAAP net income attributable to CrowdStrike	$47,013	$8,472	$89,833	$8,963
Stock based compensation expense	200,877	164,777	384,002	295,633
Amortization of acquired intangible assets	6,337	4,102	12,332	8,276
Acquisition-related expenses (credits), net	535	(3)	3,159	298
Amortization of debt issuance costs and discount	547	547	1,093	1,093
Mark-to-market adjustments on deferred compensation liabilities	250	52	310	56
Legal reserve and settlement charges	—	2,097	—	2,097
Channel File 291 Incident related costs	5,132	—	5,132	—
Gains (losses) and other income from strategic investments attributable to CrowdStrike	323	(4)	(3,121)	(12)
Gains on deferred compensation assets	(250)	(52)	(310)	(56)
Non-GAAP net income attributable to CrowdStrike	$260,764	$179,988	$492,430	$316,348

Weighted-average shares used in computing GAAP basic net income per share attributable to CrowdStrike common stockholders	244,091	237,911	243,249	237,174

GAAP basic net income per share attributable to CrowdStrike common stockholders	$0.19	$0.04	$0.37	$0.04

GAAP diluted net income per share attributable to CrowdStrike common stockholders	$0.19	$0.03	$0.36	$0.04
Stock-based compensation	0.80	0.68	1.53	1.22
Amortization of acquired intangible assets	0.03	0.02	0.05	0.03
Acquisition-related expenses (credits), net	—	—	0.01	—
Amortization of debt issuance costs and discount	—	—	—	—
Mark-to-market adjustments on deferred compensation liabilities	—	—	—	—
Legal reserve and settlement charges	—	0.01	—	0.01
Channel File 291 Incident related costs	0.02	—	0.02	—
Gains (losses) and other income from strategic investments attributable to CrowdStrike	—	—	(0.01)	—
Gains on deferred compensation assets	—	—	—	—
Other[1]	—	—	—	0.01
Non-GAAP diluted net income per share attributable to CrowdStrike common stockholders	$1.04	$0.74	$1.96	$1.31

Weighted-average shares used to calculate Non-GAAP diluted net income per share attributable to CrowdStrike common stockholders	251,265	242,144	250,724	241,383
__________________________
1. For periods in which the Company had diluted non-GAAP net income per share attributable to CrowdStrike common stockholders, the sum of the impact of individual reconciling items may not total to diluted Non-GAAP net income per share attributable to CrowdStrike common stockholders because of rounding differences.

CROWDSTRIKE HOLDINGS, INC.
GAAP to Non-GAAP Reconciliations (continued)
(in thousands, except percentages)
(unaudited)

	Three Months Ended July 31,		Six Months Ended July 31,
	2024	2023	2024	2023
GAAP net cash provided by operating activities	$326,641	$244,781	$709,869	$545,673
Purchases of property and equipment	(39,254)	(40,417)	(88,937)	(102,681)
Capitalized internal-use software and website development costs	(14,516)	(15,073)	(24,995)	(25,975)
Purchases of deferred compensation investments	(600)	(586)	(1,209)	(876)
Proceeds from sales of deferred compensation investments	(41)	—	(41)	—
Free cash flow	$272,230	$188,705	$594,687	$416,141

GAAP net cash (used in) provided by investing activities	$(54,890)	$41,760	$(105,988)	$107,791
GAAP net cash provided by financing activities	$62,496	$49,737	$59,978	$57,645

GAAP net cash provided by operating activities as a percentage of revenue	34%	33%	38%	38%
Purchases of property and equipment as a percentage of revenue	(4)%	(6)%	(5)%	(7)%
Capitalized internal-use software and website development costs as a percentage of revenue	(2)%	(2)%	(1)%	(2)%
Purchases of deferred compensation investments as a percentage of revenue	—%	—%	—%	—%
Proceeds from sale of deferred compensation investments	—%	—%	—%	—%
Free cash flow margin	28%	26%	32%	29%
###

Explanation of Non-GAAP Financial Measures

In addition to determining results in accordance with U.S. generally accepted accounting principles (“GAAP”), CrowdStrike believes the following non-GAAP measures are useful in evaluating its operating performance. CrowdStrike uses the following non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes. CrowdStrike believes that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance and facilitates period-to-period comparisons of operations, as these measures eliminate the effects of certain variables unrelated to CrowdStrike’s overall operating performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP.

Other companies, including companies in CrowdStrike’s industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of CrowdStrike’s non-GAAP financial measures as tools for comparison.

Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate CrowdStrike’s business.

Non-GAAP Subscription Gross Profit and Non-GAAP Subscription Gross Margin

CrowdStrike defines non-GAAP subscription gross profit and non-GAAP subscription gross margin as GAAP subscription gross profit and GAAP subscription gross margin, respectively, excluding stock-based compensation expense, and amortization of acquired intangible assets.

Non-GAAP Income from Operations

CrowdStrike defines non-GAAP income from operations as GAAP income (loss) from operations excluding stock-based compensation expense, amortization of acquired intangible assets (including purchased patents), acquisition-related expenses (credits), net, mark-to-market adjustments on deferred compensation liabilities, legal reserve and settlement charges or benefits, and Channel File 291 Incident related costs.

Non-GAAP Net Income Attributable to CrowdStrike

The company defines non-GAAP net income attributable to CrowdStrike as GAAP net income attributable to CrowdStrike excluding stock-based compensation expense, amortization of acquired intangible assets (including purchased patents), acquisition-related expenses (credits), net, amortization of debt issuance costs and discount, mark-to-market adjustments on deferred compensation liabilities, legal reserve and settlement charges or benefits, Channel File 291 Incident related costs, acquisition-related provision (benefit) for income taxes, losses (gains) and other income from strategic investments, and losses (gains) on deferred compensation assets.

Non-GAAP Net Income per Share Attributable to CrowdStrike Common Stockholders, Diluted

CrowdStrike defines non-GAAP net income per share attributable to CrowdStrike common stockholders, as non-GAAP net income attributable to CrowdStrike divided by the weighted-average shares outstanding, which includes the dilutive effect of potentially dilutive common stock equivalents outstanding during the period.

Free Cash Flow

Free cash flow is a non-GAAP financial measure that CrowdStrike defines as net cash provided by operating activities less purchases of property and equipment, capitalized internal-use software and website development costs, purchases of deferred compensation investments, and proceeds from sale of deferred compensation investments. CrowdStrike monitors free cash flow as one measure of its overall business performance, which enables CrowdStrike to analyze its future performance without the effects of non-cash items and allow CrowdStrike to better understand the cash needs of its business. While CrowdStrike believes that free cash flow is useful in evaluating its business, free cash flow is a non-GAAP financial measure that has limitations as an analytical tool, and free cash flow should not be considered as an alternative to, or substitute for, net cash provided by operating activities in accordance with GAAP. The utility of free cash flow as a measure of CrowdStrike’s liquidity is further limited as it does not represent the total increase or decrease in CrowdStrike’s cash balance for any given period. In addition, other companies, including companies in CrowdStrike's industry, may calculate free cash flow differently or not at all, which reduces the usefulness of free cash flow as a tool for comparison.
Explanation of Operational Measures

Annual Recurring Revenue

ARR is calculated as the annualized value of CrowdStrike’s customer subscription contracts as of the measurement date, assuming any contract that expires during the next 12 months is renewed on its existing terms. To the extent that CrowdStrike is negotiating a renewal with a customer after the expiration of the subscription, CrowdStrike continues to include that revenue in ARR if CrowdStrike is actively in discussion with such an organization for a new subscription or renewal, or until such organization notifies CrowdStrike that it is not renewing its subscription.

Magic Number

Magic Number is calculated by performing the following calculation for the most recent four quarters and taking the average: annualizing the difference between a quarter’s Subscription Revenue and the prior quarter’s Subscription Revenue, and then dividing the resulting number by the previous quarter’s Non-GAAP Sales & Marketing Expense. Magic Number = Average of previous four quarters: ((Quarter GAAP Subscription Revenue – Prior Quarter GAAP Subscription Revenue) x 4) / Prior Quarter Non-GAAP Sales & Marketing Expense.

Free Cash Flow Rule of 40

Free cash flow rule of 40 is calculated by taking the current quarter total revenue year over year growth rate percentage and summing it with the current quarter free cash flow margin percentage.